UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 28, 2020

J.JILL, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-38026 (Commission File Number)	45-1459825 (I.R.S. Employer Identification No.)

4 Batterymarch Park
Quincy, MA 02169
(Address of principal executive offices) (Zip Code)
(617) 376-4300
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:
Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock, $0.01 par value	JILL	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD Disclosure.
Reliance on SEC Relief from Filing Requirements

Due to the COVID-19 pandemic, J.Jill, Inc. (the “Company”) is filing this Current Report on Form 8-K to avail itself of an extension to file its Annual Report on Form 10-K for the fiscal year ended February 1, 2020 (the “Annual Report”). The Company is relying on the Securities and Exchange Commission’s Order under Section 36 of the Securities Exchange Act of 1934 (the “Exchange Act”) Modifying Exemptions From the Reporting and Proxy Delivery Requirements for Public Companies dated March 25, 2020 (Release No. 34-88465) (the “Order”).

On March 18, 2020 and April 15, 2020, the Company filed Current Reports on Form 8-K to disclose the material impact the COVID-19 pandemic had on the Company’s business. The Company’s operations and business have experienced significant disruptions due to the rapidly evolving and unprecedented conditions surrounding the COVID-19 pandemic. These disruptions include, but are not limited to, the temporary closure of all its stores, its Quincy and Tilton offices and its Contact Center; and furloughs impacting the majority of store associates.

The impact of the COVID-19 pandemic on the Company’s operations and the uncertainty related thereto, including the uncertainty related to store closures, has adversely affected the Company’s ability to assess the effect of significant subsequent events in  order to finalize the Company’s Annual Report for the fiscal year ended February 1, 2020. Additionally, the Company’s management team has been unable to access the Company’s offices and, unexpectedly, has had to spend significant time addressing the pressing business and operational issues resulting from the COVID-19 pandemic. The Company anticipates that it will file its Annual Report no later than 45 days after May 1, 2020.

Additional Risk Factor Disclosure

In light of the ongoing hardships caused by the onset and continuation of the COVID-19 pandemic, the Company is also furnishing this Current Report on Form 8-K for the purpose of supplementing its risk factors as follows:

The COVID-19 pandemic has had, and may continue to have, a material adverse impact on our business, operations, liquidity, financial condition and results of operations.

In March 2020, the World Health Organization declared the COVID-19 outbreak (“COVID-19”) a pandemic, which continues to spread throughout North America and worldwide. The COVID-19 pandemic has negatively impacted the global economy, disrupted global supply chains, and created significant volatility and disruption of financial markets. Due to the spread of COVID-19, many countries around the world and jurisdictions in the United States have imposed quarantines and restrictions on travel and mass gatherings to slow the spread of the virus.

The health and safety of our customers and employees remain our top priority as we continue to make decisions during this rapidly evolving situation. We have taken decisive actions across our businesses to help protect employees, customers, and others in the communities we serve. As a measure to limit the spread of the virus, effective March 18, 2020, we have temporarily closed all of our stores. Our e-commerce business will continue to be available to customers. During this unprecedented period of uncertainty, we have in place business continuity plans involving adjustments to operational plans, inventory disciplines, liquidity management, and reductions to our expense and capital expenditure plans. Quarantines, stay-at-home orders and other disruptions caused by the outbreak disrupt our design, planning, branding and administrative functions, making it more difficult for our business to recover even after we are able to reopen. Similar disruptions may also effect other organizations and persons that we collaborate with or whose services we are dependent on. The need for our employees and  business partners who remain operational to work remotely also creates greater potential for risks related to cybersecurity, confidentiality and data privacy.

We cannot foresee whether the outbreak of COVID-19 will be effectively contained, nor can we predict the severity and duration of its impact. As such, impacts of COVID-19 to our business are highly uncertain and we will continue to assess the financial impacts. The disruption to the global economy and to our business, along with a sustained decline in our stock price, may lead to triggering events that may indicate that the carrying value of certain assets, including inventories, accounts receivables, long-lived assets, intangibles, and goodwill, may not be recoverable. COVID-19 also aggravates many of the other risks to our business, including our ability to service our debt and lease obligations and our ability to continue to comply with the maintenance covenants of our indebtedness. It may also affect the upcoming assessment under ASC 205-40 as to whether there is substantial doubt about the Company’s ability to continue as a going concern within one year after the date on which the Company’s financial statements are issued.

The information in this Current Report on Form 8-K is being furnished to the Securities and Exchange Commission and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to liability under that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.
Cautionary Note Regarding Forward-Looking Statements
This report contains, and oral statements made from time to time by our representatives may contain, “forward-looking statements.” Forward-looking statements include statements regarding the timing of restarting various aspects of it operations, statements regarding the impact of disruptions to its operations caused by the COVID-19 epidemic and statements identified by words such as “could,” “may,” “might,” “will,” “likely,” “anticipates,” “intends,” “plans,” “seeks,” “believes,” “estimates,” “expects,” “continues,” “projects” and similar references to future periods, or by the inclusion of forecasts or projections. Forward-looking statements are based on our current expectations and assumptions regarding capital market conditions, our business, the economy and other future conditions. Because forward-looking statements relate to the future, by their nature, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. As a result, our actual results may differ materially from those contemplated by the forward-looking statements. Important factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to, the impact of the COVID-19 epidemic on the Company and the economy as a whole, the Company’s ability to develop a plan to regain compliance with the continued listing criteria of the NYSE; the NYSE’s acceptance of such plan; the Company’s ability to execute such plan and to continue to comply with applicable listing standards within the available cure period; risks arising from the potential suspension of trading of the Company’s common stock on the NYSE; regional, national or global political, economic, business, competitive, market and regulatory conditions, including risks regarding our ability to manage inventory or anticipate consumer demand; changes in consumer confidence and spending; our competitive environment; our failure to open new profitable stores or successfully enter new markets and other factors set forth under “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended February 2, 2019. Any forward-looking statement made in this report speaks only as of the date on which it is made. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: April 28, 2020
J.JILL, INC.

By:	/s/ Mark Webb
Name:	Mark Webb
Title:	Executive Vice President and Chief Financial Officer